CareView Communications, Inc. 8-K

Exhibit 10.41

HEALTHCOR HYBRID OFFSHORE MASTER FUND, L.P.

HEALTHCOR PARTNERS FUND, L.P.

ALLONGE NO. 3 TO SENIOR SECURED CONVERTIBLE NOTE

(issued January 16, 2014)

June 30, 2022

This Allonge No. 3 to Senior Secured Convertible Note (this “Allonge”), effective as of the date first written above, is entered into as of July 12, 2022, shall be affixed to (i) that certain Senior Secured Convertible Note dated January 16, 2014 (as amended by Allonge No. 1 to Senior Secured Convertible Note dated June 26, 2015 and Allonge No. 2 to Senior Secured Convertible Note dated July 10, 2018, the “Note”), issued in the original aggregate principal amount of $2,671,000, made by CareView Communications, Inc., a Nevada corporation (the “Company”), and payable to the order of HealthCor Hybrid Offshore Master Fund, L.P. (“Hybrid”) and (ii) that certain Senior Secured Convertible Note dated January 16, 2014 (as amended by Allonge No. 1 to Senior Secured Convertible Note dated June 26, 2015 and Allonge No. 2 to Senior Secured Convertible Note dated July 10, 2018, the “Note”), issued in the original aggregate principal amount of $2,329,000, made by the Company, and payable to the order of Healthcor Partners Fund, L.P. (“HPF” and together with Hybrid, the “Holders”), and shall become a permanent part thereof and shall amend each such Note as provided herein.

1.            Amendment to Interest Rate. Section 2(b) of the Note is hereby amended to add the following sentence at the end thereof:

“Notwithstanding the foregoing, no Interest shall accrue on this Note from and after January 1, 2022.”

2.            No Further Amendments; Authorization to Affix to Note. Except as specifically amended hereby, the Note shall remain in full force and effect. The Company hereby authorizes each Holder to affix this Allonge to its Note and it shall for all purposes henceforth be part of the Note.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this Allonge to be executed by its officer thereunto duly authorized, as of the date first above written.

COMPANY:

CAREVIEW COMMUNICATIONS, INC.,
a Nevada corporation

By:	/s/ Steven Johnson
Name: Steven Johnson
Title: Chief Executive Officer

AGREED AND ACCEPTED:

HOLDERS:

HEALTHCOR HYBRID OFFSHORE MASTER FUND, L.P.

By:	HealthCor Hybrid Offshore G.P., LLC, its General Partner

By:	/s/ Laurie Haddick
Name:	Laurie Haddick
Title:	Chief Compliance Officer

HEALTHCOR PARTNERS FUND, L.P.

By:	HealthCor Partners Management, G.P., LLC, as General Partner
By:	HealthCor Partners Management, L.P., as Manager

By:	/s/ Jeffrey C. Lightcap
Name:	Jeffrey C. Lightcap
Title:	Senior Managing Director

[Signature Page to Allonge No. 3 to CareView Communications, Inc. Secured Convertible Note
issued January 16, 2014]